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                                                                    EXHIBIT 99.2


                                 LIMITED WAIVER


As of September 8, 2003


RESORTQUEST INTERNATIONAL, INC.
8955 Highway 98 West
Destin, FL  32550


Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of January 22, 2001 among ResortQuest International, Inc. ("Borrower"), the Guarantors (as defined therein), the Lenders (as defined therein), Citibank, N.A., as administrative agent for the Lenders (in such capacity, "Agent"), Bank of America, N.A., as documentation agent, and Credit Lyonnais New York Branch, as syndication agent, as amended by a certain First Amendment to Amended and Restated Credit Agreement dated as of October 30, 2001, a certain Letter Amendment dated as of January 24, 2003 and a certain Second Amendment to Amended and Restated Credit Agreement dated as of March 14, 2003 (collectively, the "Credit Agreement"). Capitalized terms used in this Limited Waiver (this "Limited Waiver") without definition shall have the respective meanings ascribed to them in the Credit Agreement.

         Borrower has entered into an Agreement and Plan of Merger (the "Merger Agreement") with Gaylord Entertainment Company ("Gaylord") pursuant to which a wholly-owned subsidiary of Gaylord will merge with and into Borrower, with Borrower as the surviving corporation (the "Merger").

         Borrower wishes to enter into a certain First Amendment to Merchant Services Bankcard Agreement (the "Merchant Services Bankcard Agreement") among Gaylord, Borrower, JPMorgan Chase Bank and Chase Merchant Services, L.L.C., whereby Borrower will agree, among other things, to indemnify, hold harmless and reimburse Gaylord for any liability or loss charged against or suffered by Gaylord under the Merchant Services Bankcard Agreement because of Borrower's failure to fulfill its obligations under the Merchant Services Bankcard Agreement (the "Bankcard Processing Guarantee").

         In connection with the transactions contemplated by the Merger Agreement and the Merchant Services Bankcard Agreement, Borrower has requested that Agent and the Lenders waive compliance by Borrower for a limited period with the provisions of Sections 3.3(b), 7.11(a), 7.11(b), 7.11(c), 7.11(e), 8.1
and 8.4 of the Credit Agreement and, subject to the terms and conditions of this Limited Waiver, Agent and the Lenders are willing to agree to waive such compliance.

         At the request of Borrower, and in consideration of the mutual undertakings herein expressed, Agent and the Lenders hereby agree to the following waivers, which shall apply only during the period (the "Waiver Period") commencing on August 4, 2003 and ending on the earlier to occur of (i) the Maturity Date, (ii) the date of any suspension or termination of the Merger Agreement or any determination by either party thereto not to proceed with the Merger or (iii) the expiration or termination of the Forbearance Period (as defined in that certain Consent and Forbearance Agreement dated as of September 8, 2003 among Borrower, the Guarantors and the Noteholders (the "Noteholders' Consent and Forbearance Agreement"):

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                  (a)      compliance by Borrower with the provisions of Section
         3.3(b) [Mandatory Prepayments] of the Credit Agreement to the extent that the same would require Borrower to prepay Loans with the Net Cash Proceeds of loans and extensions of credit in an aggregate principal amount not to exceed $15,000,000 (the "Gaylord Loan") made to Borrower pursuant to that certain Subordinated Loan and Reimbursement Agreement dated September 8, 2003 (the "Gaylord Loan Agreement") between
         Borrower and Gaylord;

                  (b) compliance by Borrower with the financial covenants set forth in Sections 7.11(a) [Fixed Charge Coverage Ratio], 7.11(b) [Consolidated Leverage Ratio], 7.11(c) [Consolidated Net Worth] and 7.11(e) [Minimum Consolidated EBITDA] of the Credit Agreement;

                  (c)      compliance by Borrower with the provisions of Section
         8.1 [Indebtedness] of the Credit Agreement to the extent that any default or Event of Default would occur thereunder by reason of the Gaylord Loan or the Bankcard Processing Guarantee; and

                  (d)      compliance by Borrower with the provisions of Section
         8.4 [Consolidation, Merger, Dissolution, Etc.] of the Credit Agreement to the extent any default or Event of Default would occur thereunder by reason of Borrower having entered into the Merger Agreement.

         In consideration of the foregoing, Borrower agrees that:

                  (1) Prior to the consummation of the Merger, Borrower shall (i) pay in full in cash all Obligations under the Credit Documents, (ii) cause to be surrendered for cancellation or 100% cash collateralized all Letters of Credit then outstanding, (iii) give written notice to Agent and the Lenders that all Commitments have been terminated, (iv) perform and satisfy in full all other obligations required to be performed and satisfied by Borrower under the Credit Agreement and (v) pay all costs and expenses of Agent in connection with the preparation of this Limited Waiver and the consummation of the Merger, including, without limitation, the reasonable fees and expenses of counsel with respect thereto and with respect to advising Agent and the Lenders as to their rights and responsibilities under the Credit Documents;

                  (2) The Credit Parties shall promptly execute and deliver such documents, instruments and certificates as Agent may request so as to cause or evidence the satisfaction in full of their respective obligations under the Credit Documents;

                  (3) Borrower shall not, without the prior written consent of Required Lenders, amend or modify the Merger Agreement (or enter into any agreement to terminate, or which could result in the termination of, the Merger Agreement) or the Loan Documents (as defined in the Gaylord Loan Agreement);

                  (4) Each of the following shall constitute an Event of Default under the Credit Documents: (i) any event of default under the Loan Documents (as defined in the Gaylord Loan Agreement), (ii) the Subordinated Indebtedness (as defined in the Gaylord Loan Agreement) has matured or is due and payable, and (iii) any Forbearance Default (as defined in the Noteholders' Consent and Forbearance Agreement in effect on September 8, 2003 and without giving effect to any subsequent amendment, modification or waiver of such agreement).


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         The effectiveness of this Limited Waiver shall be contingent upon
Borrower's delivery to Agent of fully executed and effective Noteholders' Consent and Forbearance Agreement, in form and substance satisfactory to Agent, whereby the Noteholders (y) waive compliance by Borrower with the provisions of Sections 10.4, 10.5 and 10.6 of the Note Purchase and Guarantee Agreement during the Waiver Period, and (z) waive any Default or Event of Default (as such terms are defined in the Note Purchase and Guarantee Agreement) arising under Section 11(l) thereof as a result of Borrower's failure to comply with Sections 7.11,
8.1 or 8.4 of the Credit Agreement during the Waiver Period.

         Without limiting the generality of the provisions of Sections 11.4 and
11.6 of the Credit Agreement, the waivers set forth herein shall be limited precisely as written, and nothing in this Limited Waiver shall be deemed to (a) constitute a waiver of (i) any other Event of Default or (ii) any other term, provision or condition of the Credit Documents or any other instrument or agreement referred to in any of them, or (b) prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, the other Credit Documents or any other instrument or agreement referred to in any of them or in equity or at law. Except as expressly set forth in this Limited Waiver, the terms, provisions and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

         In order to induce Agent and the Lenders to enter into this Limited Waiver, Borrower, by its execution of a counterpart of this Limited Waiver, further represents and warrants that after giving effect to this Limited Waiver
(a) no Event of Default or potential Event of Default shall exist under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Credit Documents shall be true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) Borrower shall have performed all agreements to be performed on its part as set forth in the Credit Documents. Any default by Borrower in the performance of its obligations under this Limited Waiver (including, without limitation, the obligations set forth in subparagraphs (1) through (4) of the sixth paragraph hereof) shall constitute an Event of Default under the Credit Agreement.

         By its execution of a counterpart of this Limited Waiver, each Guarantor acknowledges that it has read this Limited Waiver and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver, the obligations of such Guarantor under each Credit Document to which it is a party shall not be impaired or affected and the each such Credit Document is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

         This Limited Waiver shall constitute a Credit Document and may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         This Limited Waiver shall be effective upon satisfaction of the condition precedent set forth in the seventh paragraph hereof and then only when executed and delivered by Agent and Borrower, and consented to by each Guarantor and the percentage of Lenders specifically required to consent hereto pursuant to Section 11.6 of the Credit Agreement.

         THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK


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(INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF
THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



                   [Balance of Page Intentionally Left Blank]




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



         If the foregoing accurately sets forth our agreement, please sign and return the enclosed copy of this Limited Waiver.



                                            AGENT:

                                            CITIBANK, N.A.
                                            in its capacity as Agent




                                            By:   /s/ Harry Vlandis
                                                  -----------------------------
                                                  Name: Harry Vlandis
                                                  Title:  Senior Vice President


CONFIRMED AND AGREED:

BORROWER:

RESORTQUEST INTERNATIONAL, INC., a
Delaware corporation




By:      /s/ David Selberg
         ---------------------
         Name: David Selberg
         Title: Vice President


                       [Signatures Continued on Next Page]


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GUARANTORS:

FIRST RESORT SOFTWARE, INC.,
a Colorado corporation

ADVANTAGE VACATION HOMES BY STYLES, INC., a Delaware corporation

STYLES ESTATES, LTD., INC.,
a Delaware corporation

B&B ON THE BEACH, INC.,
a North Carolina corporation

BRINDLEY & BRINDLEY REALTY & DEVELOPMENT, INC., a North Carolina corporation

BLUEBILL PROPERTIES, INC.,
a Delaware corporation

BLUEBILL VACATION PROPERTIES, INC.,
a Delaware corporation

COATES, REID & WALDRON, INC.,
a Delaware corporation

CRW PROPERTY MANAGEMENT, INC.,
a Delaware corporation

COASTAL RESORTS REALTY, L.L.C.,
a Delaware limited liability company

COASTAL RESORTS MANAGEMENT, INC.,
a Delaware corporation

COLLECTION OF FINE PROPERTIES, INC.,
a Colorado corporation

TEN MILE HOLDINGS, LTD.,
a Colorado corporation

HOTEL CORPORATION OF THE PACIFIC, INC.,
a Hawaii corporation

HOUSTON AND O'LEARY COMPANY,
a Colorado corporation

MAUI CONDOMINIUM & HOME REALTY, INC.,
a Hawaii corporation

THE MAURY PEOPLE, INC.,
a Massachusetts corporation

HOWEY ACQUISITION, INC.,
a Florida corporation



                       [Signatures Continued on Next Page]


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PRISCILLA MURPHY REALTY, INC.,
a Florida corporation

REALTY CONSULTANTS, INC.,
a Florida corporation

RESORT PROPERTY MANAGEMENT, INC.,
a Utah corporation

SHORELINE RENTALS, INC.,
a Delaware corporation

TELLURIDE RESORT ACCOMMODATIONS, INC.,
a Colorado corporation

TRUPP-HODNETT ENTERPRISES, INC.,
a Georgia corporation

THE MANAGEMENT COMPANY, INC.,
a Georgia corporation

WORTHY OWNER RENTAL GROUP, INC.,
a South Carolina corporation

ABBOTT & ANDREWS REALTY, INC.,
a Florida corporation

ABBOTT REALTY SERVICES, INC.,
a Florida corporation

ABBOTT RESORTS, INC.,
a Florida corporation

PLANTATION RESORT MANAGEMENT, INC.,
a Delaware corporation

THE TOPS'L GROUP, INC.,
a Florida corporation

R & R RESORT RENTAL PROPERTIES, INC.,
a North Carolina corporation

(The following signature is on behalf of each of the foregoing Guarantors)


By: /s/ David Selberg
    -------------------------------------------------
    Name:  David Selberg
    Title:  Vice President


                       [Signatures Continued on Next Page]



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LENDERS:

CITICORP NORTH AMERICA, INC.,
as a Lender and an Issuing Lender


By:      /s/ Harry Vlandis
   ---------------------------------
   Name:  Harry Vlandis
   Title:  Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender and an Issuing Lender


By:      /s/ David Colmie
   ---------------------------------
   Name:  David Colmie
   Title:  Senior Vice President


CREDIT LYONNAIS NEW YORK BRANCH,
as a Lender


By:
   ---------------------------------
   Name:
   Title:

UNION PLANTERS BANK,
as a Lender


By:      /s/ Victoria E. Docauer
   ---------------------------------
   Name:  Victoria E. Docauer
   Title:  Senior Vice President



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